Acquisition of Aires - Summary of Preliminary Estimated Fair Values of Net Tangible and Intangible Assets and Liabilities (Detail) $ in Thousands	Feb. 27, 2014 USD ($)
Business Combinations [Abstract]
Cash and cash equivalents	$ 3,534
Prepaid expenses and other assets	86
In-process research and development	2,000
Total assets:	5,620
Accounts payable and accrued liabilities	1,069
Deferred tax liability	795
Total liabilities:	1,864
Net assets acquired	$ 3,756